SPDR® Barclays High Yield Bond ETF
Summary Prospectus-October 31, 2014
(as supplemented February 3, 2015)
JNK
(NYSE Ticker)
Before you invest in the SPDR® Barclays High Yield Bond ETF (the “Fund”), you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund's prospectus and statement of additional information dated October 31, 2014, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus and statement of additional information, as well as other information about the Fund, online at https://www.spdrs.com/product/fund.seam?ticker=JNK.
You may also obtain this information at no charge by calling 1-866-787-2257 or by sending an e-mail request to Fund_inquiry@ssga.com.
Investment Objective
The SPDR Barclays High Yield Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield corporate bond market.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of the Fund's Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.40%
Distribution and service (12b-1) fees[1]	0.00%
Other expenses	0.00%
Total annual Fund operating expenses	0.40%
[1]	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made; however, the Fund's Board of Trustees has determined that no such payments will be made through at least October 31, 2015.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$41	$128	$224	$505
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Barclays High Yield Very Liquid Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the
1 of 5

Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days' notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).
The Index is designed to measure the performance of publicly issued U.S. dollar denominated high yield corporate bonds with above-average liquidity. High yield securities are generally rated below investment grade and are commonly referred to as “junk bonds.” The Index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody's Investors Service, Inc., Fitch Inc., or Standard & Poor's Financial Services, LLC, respectively, and have $500 million or more of outstanding face value. The three largest bonds of each issuer with a maximum age of five years can be included in the Index. Each index eligible issuer will be capped at two percent. In addition, securities must be registered or issued under Rule 144A of the Securities Act of 1933, as amended. Original issue zero coupon bonds, step-up coupons, and coupons that change according to a predetermined schedule are also included. The Index includes only corporate sectors. The corporate sectors are Industrial, Utility, and Financial Institutions. Excluded from the Index are non-corporate bonds, structured notes with embedded swaps or other special features, private placements, bonds with equity-type features (e.g., warrants, convertibility), floating-rate issues, Eurobonds, defaulted bonds, payment in kind (PIK) securities and emerging market bonds. The Index is issuer capped and the securities in the Index are updated on the last business day of each month. As of September 30, 2014, there were approximately 729 securities in the Index and the modified adjusted duration of securities in the Index was approximately 4.44 years.
The Index is sponsored by Barclays, Inc. (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. The Fund's Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.
Index Tracking Risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.
Debt Securities Investing Risk: The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods
2 of 5

of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.
High Yield Securities Risk: Securities rated below investment grade, commonly referred to as “junk bonds,” include bonds that are rated Ba1/BB+/BB+ or below by Moody's Investors Service, Inc., Fitch Inc., or Standard & Poor's Financial Services, LLC, respectively, or unrated securities considered to be of equivalent quality by the Adviser, and may involve greater risks than securities in higher rating categories. Such bonds are regarded as speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated debt securities. They are usually issued by entities without long track records of sales and earnings, or by entities with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities without taking a discount, which could be significant. High yield securities also may present greater credit risk because such securities may be issued in connection with corporate restructuring by highly leveraged issuers or may not be current in the payment of interest or principal or in default.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Utilities Sector Risk: Traditional regulated utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company's earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company's equipment unusable or obsolete and negatively impact profitability.
Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants; the effects of energy conservation and the effects of regulatory changes.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate
3 of 5

significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses.  Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations.  Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition.
Non-Diversified Investment Risk: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.
FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.spdrs.com.
Annual Total Returns (years ended 12/31)*
Highest Quarterly Return: 22.44% (Q2, 2009)
Lowest Quarterly Return: -18.59% (Q4, 2008)
*	As of September 30, 2014, the Fund's Calendar Year-To-Date return was 2.85%.
AVERAGE Annual Total Returns (for periods ending 12/31/13)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Since Inception (11/28/07)
Return Before Taxes	5.89%	16.81%	7.14%
Return After Taxes on Distributions	3.14%	13.05%	3.61%
Return After Taxes on Distributions and Sale of Fund Shares	3.29%	11.86%	4.01%
Barclays High Yield Very Liquid Index (Index returns reflect no deduction for fees, expenses or taxes)	6.59%	19.66%	9.87%
Portfolio Management
Investment Adviser
SSgA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Patrick Bresnehan, Michael Brunell and Kyle Kelly.
4 of 5

Patrick Bresnehan, CFA, is a Vice President of the Adviser and the North America Head of Fixed Income Beta within the Fixed Income, Currency and Cash Team. He joined the Adviser in 2010.
Michael Brunell, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager of the Fixed Income, Currency and Cash Investments Team. He joined the Adviser in 1997.
Kyle Kelly, CFA, FRM is a Principal of the Adviser and a Portfolio Manager in the Fixed Income, Currency and Cash Investments Team. He joined the Adviser in 2007.
PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 250,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.
Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
5 of 5

SPDR® Series Trust One Lincoln Street
Boston, MA 02111
JNKSUMPRO